UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(f)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Overview

On February 20, 2009, the board of directors (the “Board”) of American Water Works Company, Inc. (the “Company”) approved payouts under the Company’s 2008 annual incentive plan and the amounts of the first grant of performance-based stock options and restricted stock units granted under the Company’s Omnibus Equity Compensation Plan (the “Omnibus Plan”) in connection with our initial public offering that performance-vested, in each case with respect to each of the Company’s executive officers named in the compensation-related tables for 2008 (collectively, the “named executive officers”) set forth in the Company’s Registration Statement on Form S-1 (Registration No. 333-156747), as amended at the time it became effective on January 30, 2009 (the “Registration Statement”), and the related final prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission on February 2, 2009. Such tables did not reflect such payouts and amounts because, at the time the Registration Statement became effective and the Prospectus was filed (such time, the “Effective Time”), certain 2008 performance results had not yet been determined. Furthermore, the tables in the Registration Statement and Prospectus did not include final values of certain payments and accounting costs that were calculated, in whole or in part, based on 2008 payout levels under the annual incentive plan or performance-vesting results for the first grant of equity awards granted in connection with our initial public offering.

The Board has also approved amendments to the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Work Company, Inc. and its Designated Subsidiaries (the “Employee Deferred Compensation Plan”) and the Nonqualified Deferred Compensation Plan for Non-Employee Directors of American Water Works Company, Inc. (the “Director Deferred Compensation Plan”), adopted the Company’s 2009 annual incentive plan and granted equity awards under the Omnibus Plan.

The following is a description of the information relating to the 2008 compensation of our named executive officers that was not available at the Effective Time, as well as the 2009 annual incentive plan, the amendments to the deferred compensation plans and the equity award grants. Capitalized terms used but not defined herein have the meanings ascribed to them in the Registration Statement and Prospectus.

2008 Annual Incentive Awards

Payout levels for 2008 performance under the annual incentive plan for the named executive officers were not included in the Registration Statement and Prospectus because the results of the financial, operational and individual components used to determine payouts had not yet been determined as of the Effective Time. The 2008 Company operating income result (as adjusted as described in the Registration Statement and Prospectus) has now been determined to be $596,106,535 and the 2008 regional operating income results (as adjusted as described in the Registration Statement and Prospectus) have now been determined to be $416,356,436 for the Eastern Division (on which Walter J. Lynch’s divisional financial component was based), $119,694,973 for the Central Region (on which 50% of Terry L. Gloriod’s regional/divisional financial component was based) and $143,073,687 for the Western Division (on which the other 50% of Mr. Gloriod’s regional/financial component was based), producing payouts for these financial components of 81%, 115%, 0% and 0% of target, respectively.

For the operational component for the 2008 annual incentive plan, the results for the Eastern Division (on which Mr. Lynch’s operational component was based) have been determined to be 70%, 82%, 8 and 7.69 for customer satisfaction, customer service quality, environmental and safety, respectively, producing payouts for these components of 0%, 105%, 100% and 120% of target, respectively; the results for the Central Region (on which 50% of Mr. Gloriod’s operational component was based) have been determined to be 70%, 84%, 9.22 and 5 for customer satisfaction, customer service quality, environmental and safety, respectively, producing payouts for these components of 0%, 120%, 30% and 120% of target, respectively; and the results for the Western Division (on which the other 50% of Mr. Gloriod’s operational component was based) have been determined to be 70%, 84%, 9 and 9.2 for customer satisfaction, customer service quality, environmental and safety, respectively, producing payouts for these components of 0%, 120%, 0% and 110% of target, respectively.

As described in the Registration Statement and Prospectus, Donald C. Correll’s four primary individual measures for the annual incentive plan were (1) lead and drive the American Water management team to deliver performance and ensure compliance with the utility construction program budget in accordance with the 2008 business plan, and ensure that non-financial targets are also promoted, communicated and given adequate priority and management attention (weighted at 35%), (2) lead and manage critical activities associated with the RWE Divestiture, including regulatory, financial reporting, financing and public information/relations activities, and work collaboratively with the Chief Financial Officer of RWE and the Chairman of our board of directors to implement appropriate corporate governance for a United States publicly traded corporation (weighted at 25%), (3) reestablish and manage critical relationships with key stakeholders to ensure that the business is well-placed to influence and be regarded as the industry leader by key decision makers and continue to implement a business development and growth culture to ensure long-term investment and growth prospects for the future of the enterprise and to support positioning of the initial public offering (weighted at 20%) and (4) lead and support the American Water management team to investigate and implement (consistent with the framework established for the RWE Divestiture) creative solutions and programs to enable the business to build its competitiveness and to be viewed as an industry leader in the pre- and post-initial public offering business environment (weighted at 20%). Mr. Correll’s performance results for the four measures were 95%, 100%, 105% and 105%, respectively, and his overall individual rating was 100%.

Ellen C. Wolf’s four primary individual measures were (1) lead and drive successful achievement of the 2008 business plan, ensure that rate cases are accurate and filed in a timely manner, complete the redesign of the tax department, enable successful achievement of growth through business development, conduct a complete audit of the 2007 financial statements of the Company and its subsidiaries and complete all required financial disclosure for filings with the Securities and Exchange Commission (weighted at 30%), (2) achieve the level of compliance required under the Sarbanes-Oxley Act of 2002 with no material weaknesses identified, review current processes and simplify them if appropriate, ensure that monthly financial reporting processes are completed in a timely and accurate manner, redesign information technology processes and enhancements, ensure that all Securities and Exchange Commission reporting requirements are met and enhance the enterprise risk management for the Company (weighted at 30%), (3) ensure that the shared services and information technology departments have appropriate service level agreements with the business, maintain a team atmosphere among management and focus investor relations efforts on the appropriate investor classes to ensure a proper allocation between retail and institutional investors in connection with our initial public offering (weighted at 20%) and (4) continue to develop the finance team in terms of knowledge of the water industry, rate cases and requirements and Securities and Exchange Commission responsibilities, continue to enhance the quality of the information technology department, reassess organizational design to ensure compliance with the Sarbanes-Oxley Act of 2002, continue to improve the quality of personnel and continue to implement the review of individual roles and responsibilities (weighted at 20%). Ms. Wolf’s performance results for the four measures were 115%, 115%, 95% and 110%, respectively, and her overall individual rating was 110%.

John S. Young’s four primary individual measures were (1) meet and exceed 2008 business plan financial commitments and enhance the value of capital expenditures through improved governance, financial controls and project management timing (weighted at 30%), (2) create a framework and culture of performance through business performance reviews, enhance process performance, operational integrity and excellence through continued improvement in capital project delivery, achieve improved efficiencies, value and competitiveness in both our Regulated Businesses and our Non-Regulated Businesses through the development and review of commercial opportunities and performance reviews of major projects (weighted at 20%), (3) enhance and improve the level of customer service and the performance at customer call centers, enhance brand recognition, operational integrity and excellence through continued improvement in environmental management, develop a growth strategy and provide a customer interface to support growth initiatives (weighted at 30%) and (4) act as ambassador and coach for important Company culture change initiatives and be visible and proactive in promoting leadership throughout the Company and enhance operational integrity and excellence through continued improvement in operational risk management (weighted at 20%). Mr. Young’s performance results for the four measures were 95%, 100%, 105% and 100%, respectively, and his overall individual rating was 100%.

Mr. Lynch’s four primary individual measures were (1) meet and exceed 2008 business plan financial commitments, process rate cases in a timely and effective manner to achieve planned outcomes and enhance the value of capital expenditures through improved governance, financial controls and project management timing (weighted at 30%), (2) create a framework and culture of performance in the Eastern Division through business performance reviews, enhance process performance, operational integrity and excellence through continued improvement in capital project delivery, achieve improved efficiencies, value and competitiveness through the development and review of business development opportunities (weighted at 20%), (3) enhance and improve the level of customer service in the Eastern Division, enhance brand recognition, operational integrity and excellence through continued improvement in environmental management and develop and implement a growth strategy to achieve the business plan growth target (weighted at 30%), and (4) act as ambassador and coach for important Company and Eastern Division culture change initiatives, be visible and proactive in promoting leadership throughout the Company and the Eastern Division and achieve continued improvement in operational risk management (weighted at 20%). Mr. Lynch’s performance results for the four measures were 110%, 105%, 110% and 115%, respectively, and his overall individual rating was 110%.

Mr. Gloriod’s four primary individual measures were (1) meet and exceed 2008 business plan financial commitments, enhance the value of capital expenditures through improved governance, financial controls and project management timing, and develop a growth strategy and provide customer interface to support growth initiatives (weighted at 30%), (2) create a framework and culture of performance through business performance reviews, enhance process performance, operational integrity and excellence through continued improvement in capital project delivery, achieve improved efficiencies, value and competitiveness in both our Regulated Businesses and our Non-Regulated Businesses through the development and review of commercial opportunities and performance reviews of major projects (weighted at 25%), (3) enhance and improve the level of customer service at the customer call centers and enhance brand recognition, operational integrity and excellence through continued improvement in environment management (weighted at 25%) and (4) act as ambassador and coach for important

Company culture change initiatives, be visible and proactive in promoting leadership throughout the Company and achieve continued improvement in operational risk management (weighted at 20%). Mr. Gloriod’s performance results for the four measures were 73%, 84%, 96% and 90%, respectively, and his overall individual rating was 85%.

The amounts of annual incentive plan payouts for 2008 made to the named executive officers are set forth in the table below entitled “2008 Summary Compensation Table”.

Omnibus Equity Compensation Plan Awards

Performance-vesting results for the first grant of performance-based stock options and restricted stock units granted under the Omnibus Plan in connection with our initial public offering, and certain accounting costs associated with both the first and second grants of performance-based stock options and restricted stock units granted under the Omnibus Plan in connection with our initial public offering, were not included in the Registration Statement and Prospectus because the Company’s 2008 audited net income, on which such results and costs were partly based, had not yet been determined as of the Effective Time. The Company’s actual audited net income for 2008 (as adjusted as described in the Registration Statement and Prospectus) has now been determined to be $194,834,000. Consequently, the sum of the Company’s actual audited net income for 2007 (as adjusted as described in the Registration Statement and Prospectus), which was $140,700,000, and the Company’s actual audited net income for 2008 (as adjusted as described in the Registration Statement and Prospectus) is $335,534,000, which is 97.56% of the sum of the Company’s actual audited net income for 2007 (as adjusted as described in the Registration Statement and Prospectus) and the Company’s target net income for 2008 (as adjusted as described in the Registration Statement and Prospectus) at the time of the initial public offering, resulting in performance-vesting of 90.85% of each named executive officer’s target number of the first grant of stock options and restricted stock units based on the payout curve used for the plan. As described in the Registration Statement and Prospectus, the first grant of awards will remain subject to time-vesting conditions through January 1, 2010. The second grant of awards will performance-vest based on 2008 and 2009 audited net income and will remain subject to time-vesting conditions through January 1, 2011.

The 2008 compensation costs for the option and stock awards held by the named executive officers in 2008 are set forth in the table below entitled “2008 Summary Compensation Table”, and the numbers of the first grant of option and stock awards that performance-vested are set forth in the table below entitled “2008 Outstanding Equity Awards at Fiscal Year-End”.

Updates to Tables from the Registration Statement and Prospectus

The tables set forth below were included in the Registration Statement and Prospectus, but they have been updated to include information that was not calculable as of the Effective Time. New numbers have been indicated by italics.

2008 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(6)	Stock Awards ($)(7)	Option Awards ($)(8)	Non-Equity Incentive Plan Compensation ($)(9)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(10)	All Other Compensation ($)(11)	Total ($)
Donald L. Correll President and Chief Executive Officer(1)	2008	$582,211	$339,900	$147,480	$230,941	$1,351,092	$—	$352,178	$3,003,802
	2007	$562,059	$—	$—	$—	$457,415	$—	$82,843	$1,102,317

Ellen C. Wolf Senior Vice President and Chief Financial Officer(2)	2008	$475,558	$278,100	$101,131	$164,537	$910,950	$8,650	$106,403	$2,045,329
	2007	$459,865	$—	$—	$—	$238,587	$—	$66,578	$765,030

John S. Young President, American Water Services and President, American Water Works Service Company(3)	2008	$422,961	$247,200	$89,892	$146,256	$769,218	$550,153	$17,481	$2,243,161
	2007	$408,771	$—	$226,486	$—	$206,927	$208,700	$26,183	$1,077,067

Walter J. Lynch President of Regulated Operations(4)	2008	$394,346	$131,250	$43,228	$63,826	$557,850	$68,437	$15,743	$1,274,680
	2007	$318,769	$—	$209,911	$—	$138,698	$22,197	$17,761	$707,336

Terry L. Gloriod President, Missouri American Water Company(5)	2008	$323,942	$118,875	$27,062	$44,034	$439,847	$484,907	$16,161	$1,454,828

(1)	Mr. Correll has served as our President and Chief Executive Officer since April 17, 2006.
(2)	Ms. Wolf has served as our Senior Vice President and Chief Financial Officer since March 1, 2006.
(3)	Mr. Young has served as the President of American Water Services since July 28, 2008 and the President of American Water Works Service Company since February 1, 2006 (Mr. Young was our Chief Operating Officer from October 1, 2005 to July 27, 2008).
(4)	Mr. Lynch has served as our President of Regulated Operations since July 28, 2008 (prior to that date Mr. Lynch was Executive Vice President, Eastern Division).
(5)	Mr. Gloriod has served as President of Missouri American Water Company since July 1, 2008 (prior to that date Mr. Gloriod was President of the Central Region).
(6)	The amounts shown in this column represent the discretionary portion of the completion bonus payable to each named executive officer in connection with our initial public offering. This portion was payable at the discretion of RWE, based on each executive’s leadership and support in positively marketing the business and preparing for our initial public offering, and therefore is considered a bonus award disclosable in this column pursuant to rules of the Securities and Exchange Commission. The other portion of each named executive officer’s completion bonus, which was equal to 50% of each named executive officer’s base salary, was payable based solely on the consummation of the initial public offering, and therefore is considered a plan-based award pursuant to rules of the Securities and Exchange Commission and is disclosed in the “Non-Equity Incentive Plan Compensation” column.
(7)	The amounts shown in the 2007 rows under this column reflect awards granted by RWE to our named executive officers under the Beat program in prior years: 2004 Thames Water/RWE long-term incentive awards and 2005-2007 RWE long-term incentive awards, both of which were payable based on the performance of RWE. The values in the table for the 2004 Thames Water/RWE long-term incentive awards and for the 2005-2007 RWE long-term incentive awards reflect the Company’s 2007 compensation cost for such awards computed in accordance with Statement of Financial Accounting Standards No. 123(R) “Share-Based Payment” (“SFAS 123(R)”). The amounts shown in the 2008 rows under this column reflect the performance-based restricted stock unit awards granted to the named executive officers in connection with our initial public offering. The amounts disclosed represent the Company’s 2008 compensation cost recorded in our financial statements for such awards in accordance with SFAS 123(R). Compensation cost for stock awards is recorded ratably over the vesting period using the grant-date fair values. In addition, compensation cost for performance-based awards is evaluated at the end of each reporting period and may be adjusted for changes in performance. A portion of the compensation cost related to the restricted stock unit awards was recorded in 2007, in connection with contingent cash awards that would have been payable to the named executive officers in lieu of the restricted stock unit awards had the initial public offering not occurred by December 31, 2009. See Note 4—Stockholders’ Equity in the notes to the Company’s unaudited consolidated financial statements in the Registration Statement and Prospectus for the assumptions that were made in determining SFAS 123(R) values of the performance-based restricted stock unit awards. Pursuant to Securities and Exchange Commission rules, the amounts disclosed for stock awards must exclude the impact of estimated forfeitures related to service-based vesting conditions. There were no forfeitures of stock awards by the named executive officers during 2007 or 2008. For further information about these awards, see “—Compensation Discussion and Analysis—Omnibus Equity Compensation Plan” in the Registration Statement and Prospectus.

(8)	The amounts shown in the 2008 rows under this column reflect the performance-based stock options granted to the named executive officers in connection with our initial public offering. The amounts disclosed represent the Company’s 2008 compensation cost recorded in our financial statements for such awards in accordance with SFAS 123(R). Compensation cost for option awards is recorded ratably over the vesting period using the grant-date fair values as determined by the Black-Scholes Option Pricing model. In addition, compensation cost for performance-based awards is evaluated at the end of each reporting period and may be adjusted for changes in performance. See Note 4—Stockholders’ Equity in the notes to the Company’s unaudited consolidated financial statements in the Registration Statement and Prospectus for the assumptions that were made in determining SFAS 123(R) values of the performance-based stock options. Pursuant to Securities and Exchange Commission rules, the amounts disclosed for option awards must exclude the impact of estimated forfeitures related to service-based vesting conditions. There were no forfeitures of option awards by the named executive officers during 2008. For further information about these awards, see “—Compensation Discussion and Analysis—Omnibus Equity Compensation Plan” in the Registration Statement and Prospectus.
(9)	The amounts shown in this column for 2007 represent payments for 2007 performance under our annual incentive plan made in March 2008. The amounts shown in this column for 2008 represent (i) the portion of each named executive officer’s completion bonus equal to 50% of base salary, which was payable based solely on the consummation of our initial public offering (see footnote (6) above), (ii) retention bonuses paid to the named executive officers in connection with our initial public offering and (iii) payments for 2008 performance under our annual incentive plan to be made in March 2009. For further information on the completion and retention bonuses and the annual incentive plan, see “—Compensation Discussion and Analysis” in the Registration Statement and Prospectus.
(10)	The amounts shown in this column for 2007 and 2008 reflect the aggregate changes in the actuarial present values of the named executive officers’ accumulated benefits under our qualified and nonqualified defined benefit pension plans from the pension plan measurement date used for our audited financial statements for 2006 or 2007, respectively, to the pension plan measurement date used for our audited financial statements for 2007 or 2008, respectively. For further information on the pension plans, see “—2008 Pension Benefits” in the Registration Statement and Prospectus. Because there were no above-market earnings on the named executive officers’ deferred compensation in 2007 or 2008, no amounts of deferred compensation are required to be shown in this column, pursuant to rules of the Securities and Exchange Commission.
(11)	The following table shows the components of the amounts listed in the 2008 “All Other Compensation” column for each named executive officer:

Name	401(k) Company Match ($)	401(k) Defined Contribution Account ($)(a)	Company Contributions to Deferred Compensation Plan ($)(b)	Executive Physicals and Associated Travel ($)	Vehicle Allowance ($)	Housing Allowance ($)	Gross Up for Taxes on Housing Allowance ($)	Company- Paid Life Insurance Premiums ($)	Other Perquisites ($)(c)	Total ($)
Donald L. Correll	$9,200	$12,075	$112,615	$6,587	$18,000	$100,000	$90,000	$480	$3,221	$352,178

Ellen C. Wolf	$9,200	$12,075	$65,984	$2,557	$14,400	$—	$—	$480	$1,707	$106,403

John S. Young	$2,577	$—	$4,824	$—	$9,600	$—	$—	$480	$—	$17,481

Walter J. Lynch	$2,154	$—	$4,109	$—	$9,000	$—	$—	$480	$—	$15,743

Terry L. Gloriod	$4,932	$—	$2,349	$—	$8,400	$—	$—	$480	$—	$16,161

(a)	The Defined Contribution Account is an account in our 401(k) plan to which American Water contributes 5.25% of each eligible employee’s total cash compensation (which includes base pay and annual incentive plan payouts), subject to limits on compensation that may be taken into account pursuant to Section 401(a)(17) of the Internal Revenue Code. Only employees hired on or after January 1, 2006 are eligible for this contribution.
(b)	The amounts in this column represent matching and other annual contributions that the Company has made to the named executive officers’ accounts in our deferred compensation plan. For further information on this plan, please see “—2008 Nonqualified Deferred Compensation” below.
(c)	The amounts in this column represent costs associated with travel by spouses of the named executive officers to business events. In addition, the Company maintains season tickets for certain sporting events for the purpose of business entertainment. On one occasion in 2008, Mr. Correll’s family members made personal use of such tickets at no incremental cost to the Company.

2008 Outstanding Equity Awards at Fiscal Year-End

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)
Donald L. Correll	4/22/08 (first grant)	80,073	—	$21.50	12/31/13	10,155	$212,036	—	—
	4/22/08 (second grant)	—	120,247	$21.50	12/31/14	—	—	15,809	$330,092

Ellen C. Wolf	4/22/08 (first grant)	62,785	—	$21.50	12/31/13	7,963	$166,267	—	—
	4/22/08 (second grant)	—	75,428	$21.50	12/31/14	—	—	9,917	$207,067

John S. Young	4/22/08 (first grant)	55,809	—	$21.50	12/31/13	7,078	$147,789	—	—
	4/22/08 (second grant)	—	67,047	$21.50	12/31/14	—	—	8,815	$184,057

Walter J. Lynch	4/22/08 (first grant)	18,552	—	$21.50	12/31/13	2,353	$49,131	—	—
	4/22/08 (second grant)	—	39,623	$21.50	12/31/14	—	—	5,209	$108,764

Terry L. Gloriod	4/22/08 (first grant)	16,803	—	$21.50	12/31/13	2,131	$44,495	—	—
	4/22/08 (second grant)	—	20,186	$21.50	12/31/14	—	—	2,654	$55,416

(1)	This column represents performance-based stock options granted in connection with our initial public offering that have performance-vested based on the Company’s 2007 and 2008 audited net income, as described under “—Compensation Discussion and Analysis—Omnibus Equity Compensation Plan” in the Registration Statement and Prospectus and above. The awards disclosed in this column will time-vest on January 1, 2010, subject to continued employment through such date.
(2)	This column represents performance-based stock options granted in connection with our initial public offering that will performance-vest based on the Company’s 2008 and 2009 audited net income, as described under “—Compensation Discussion and Analysis—Omnibus Equity Compensation Plan” in the Registration Statement and Prospectus, and that will time-vest on January 1, 2011, subject to continued employment through such date. Since the performance period for such awards is ongoing, the numbers of shares disclosed represent the target numbers that will vest.
(3)

This column represents performance-based restricted stock units granted in connection with our initial public offering that have performance-vested based on the Company’s 2007 and 2008 audited net income, as described under

“— Compensation Discussion and Analysis—Omnibus Equity Compensation Plan” in the Registration Statement and Prospectus and above. The awards disclosed in this column will time-vest on January 1, 2010, subject to continued employment through such date.

(4)	This column represents the market values of the awards disclosed in the previous column based on the closing price of the Company’s common stock on the NYSE on December 31, 2008, which was $20.88.
(5)	This column represents performance-based restricted stock units granted in connection with our initial public offering that will performance-vest based on the Company’s 2008 and 2009 audited net income, as described under “—Compensation Discussion and Analysis—Omnibus Equity Compensation Plan” in the Registration Statement and Prospectus, and that will time-vest on January 1, 2011, subject to continued employment through such date. Since the performance period for such awards is ongoing, the numbers of shares disclosed represent the target numbers that will vest.
(6)	This column represents the market values of the awards disclosed in the previous column based on the closing price of the Company’s common stock on the NYSE on December 31, 2008, which was $20.88.

2008 Nonqualified Deferred Compensation(1)

Name	Executive Contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)(3)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Donald L. Correll	$158,002	$112,615	$(28,364)	$296,879
Ellen C. Wolf	$34,347	$65,984	$364	$146,814
John S. Young	$20,356	$4,824	$(6,894)	$27,662
Walter J. Lynch	$80,208	$4,109	$(7,697)	$80,520
Terry L. Gloriod	$142,103	$2,349	$(3,981)	$144,962

(1)	All the named executive officers participate in the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries. Different groups of employees participate in different portions of our deferred compensation plan. For the named executive officers, the deferred compensation plan permits the deferral of up to 20% of base salary and up to 100% of bonus each year on a tax-favored basis. It also provides for annual matching contributions determined by the following formula for named executive officers hired on or after January 1, 2006 (Mr. Correll and Ms. Wolf): (a) the sum of (i) 100% of a participant’s voluntary deferrals for the year, up to a maximum of 3% of the sum of the participant’s base salary and bonus and (ii) 50% of a participant’s voluntary deferrals for the year, up to a maximum of the next 2% of the sum of the participant’s base salary and bonus, less (b) the maximum amount of matching contributions that the participant is eligible to receive under the 401(k) plan for the year. For named executive officers hired before January 1, 2006 (Mr. Young, Mr. Lynch and Mr. Gloriod), the matching contribution formula is: (a) 50% of a participant’s base salary deferrals for the year, up to a maximum of 5% of the participant’s base salary, less (b) the maximum amount of matching contributions that the participant is eligible to receive under the 401(k) plan for the year. In addition, the Company makes additional annual contributions for named executive officers hired on or after January 1, 2006, equal to the sum of (a) 5.25% of the participant’s base salary in excess of the dollar limitation in effect under Section 401(a)(17) of the Internal Revenue Code with respect to the year and (b) 5.25% of the participant’s bonus. The Company also made a one-time contribution to the accounts of named executive officers hired on or after January 1, 2006, equal in value to the amount of the Company contribution that would have been contributed to the plan pursuant to the formula in the preceding sentence for the period between the later of January 1, 2006 and the date the officer qualified for the plan, and December 31, 2007, plus an additional amount to reflect an assumed rate of earnings on such contribution. Participants’ deferred compensation accounts are credited with returns in accordance with the deemed investment options elected by the participant. Participants are immediately vested in all contributions to the plan, except for the 5.25% annual contributions made for Mr. Correll and Ms. Wolf, which vest at the earliest of (i) completion of five years of service, (ii) attainment of age 65, (iii) death, (iv) a change in control and, for Ms. Wolf, (v) termination of employment by the Company without cause or by Ms. Wolf for “good reason,” as described under “Narrative Disclosure to 2008 Summary Compensation Table and 2008 Grants of Plan-Based Awards Table” in the Registration Statement and Prospectus. Participants may elect to receive their account balances at any of the following times: (i) separation from service, (ii) a specified distribution date, (iii) the earlier of separation from service or a specified distribution date or (iv) the later of separation from service or a specified distribution date, and may elect any of the following forms for distribution of their accounts: (i) lump sum or (ii) annual installments paid over a period of between two and 10 years. None of the named executive officers had any withdrawals or distributions from the plan in 2008.

(2)	The following amounts in this column are also reported as compensation to the named executive officers in the “2008 Summary Compensation Table” in the following columns:

Named Executive Officer	Salary	Non-Equity Incentive Plan Compensation
Mr. Correll	$56,042	101,959

Ms. Wolf	$22,887	11,460

Mr. Young	$20,356	—

Mr. Lynch	$38,088	42,120

Mr. Gloriod	$61,131	80,972

(3)	The amounts in this column are also reported as compensation to the named executive officers in the “2008 Summary Compensation Table” in the “All Other Compensation” column.
(4)	The following amounts in this column were reported as compensation to the named executive officers in the “All Other Compensation” column of our “2007 Summary Compensation Table” in the Company’s Registration Statement on Form S-1 (Registration No. 333-145725), as amended at the time it became effective on April 23, 2008, and the related final prospectus filed by the Company with the Securities and Exchange Commission on April 24, 2008.

Named Executive Officer	Amount
Mr. Correll	$38,109

Ms. Wolf	$30,885

Mr. Young	$4,594

Mr. Lynch	$2,200

Potential Payments on Termination or Change in Control

For further information on the amounts in this table, please see “Potential Payments on Termination or Change in Control” in the Registration Statement and Prospectus.

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause following a Change in Control	Disability	Death	Change in Control(1)
Donald L. Correll	Cash severance	$—	$—	$1,352,400	$—	$—	$1,352,400	$—	$—	$—
	Outplacement services	$—	$—	$25,000	$—	$—	$—	$—	$—	$—
	Deferred compensation benefits	$94,483	$94,483	$94,483	$94,483	$—	$157,195	$94,483	$157,195	$157,195
	Life insurance and Employee Assistance Program	$—	$—	$748	$—	$—	$748	$—	$—	$—
	Restricted stock units	$—	$—	$—	$—	$—	$504,208	$565,161	$565,161	$504,208

	Total	$94,483	$94,483	$1,472,631	$94,483	$—	$2,014,551	$659,644	$722,356	$661,403

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause following a Change in Control	Disability	Death	Change in Control(1)
Ellen C. Wolf	Cash severance	$—	$—	$720,000	$—	$—	$720,000	$—	$—	$—
	Outplacement services	$—	$—	$25,000	$—	$—	$—	$—	$—	$—
	Deferred compensation benefits	$62,548	$62,548	$62,548	$62,548	$—	$114,153	$62,548	$114,153	$114,153
	Qualified pension benefits	$104,710	$—	$104,710	$104,710	$104,710	$104,710	$—	$43,514	$104,710
	Life insurance and Employee Assistance Program	$—	$—	$499	$—	$—	$499	$—	$—	$—
	Restricted stock units	$—	$—	$388,419	$388,419	$—	$350,183	$388,419	$388,419	$350,183

	Total	$167,258	$62,548	$1,301,176	$555,677	$104,710	$1,289,545	$450,967	$546,086	$569,046

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause following a Change in Control	Disability	Death	Change in Control (1)
John S. Young	Cash severance	$—	$—	$640,500	$—	$—	$640,500	$—	$—	$—
	Outplacement services	$—	$—	$25,000	$—	$—	$—	$—	$—	$—
	Deferred compensation benefits	$27,662	$27,662	$27,662	$27,662	$—	$27,662	$27,662	$27,662	$27,662
	Nonqualified pension benefits	$—	$1,348,762	$1,348,762	$1,348,762	$1,348,762	$1,348,762	$1,847,619	$1,202,740	$1,348,762
	Qualified pension benefits	$—	$1,238,822	$1,238,822	$1,238,822	$1,238,822	$1,238,822	$1,697,016	$1,118,348	$1,238,822
	Life insurance and Employee Assistance Program	$—	$—	$499	$—	$—	$499	$—	$—	$—
	Restricted stock units	$—	$—	$—	$—	$—	$311,263	$345,255	$345,255	$311,263

	Total	$27,662	$2,615,246	$3,281,245	$2,615,246	$2,587,584	$3,567,508	$3,917,552	$2,694,005	$2,926,509

Walter J. Lynch	Cash severance	$—	$—	$675,000	$—	$—	$675,000	$—	$—	$—
	Outplacement services	$—	$—	$25,000	$—	$—	$—	$—	$—	$—
	Deferred compensation benefits	$38,400	$38,400	$38,400	$38,400	$—	$38,400	$38,400	$38,400	$38,400
	Nonqualified pension benefits	$53,792	$—	$53,792	$53,792	$53,792	$53,792	$—	$48,074	$53,792
	Qualified pension benefits	$48,793	$—	$48,793	$48,793	$48,793	$48,793	$—	$21,453	$48,793
	Life insurance and Employee Assistance Program	$—	$—	$499	$—	$—	$499	$—	$—	$—
	Restricted stock units	$—	$—	$—	$—	$—	$145,002	$165,087	$165,087	$145,002

	Total	$140,985	$38,400	$841,484	$140,985	$102,585	$961,486	$203,487	$273,014	$285,987

Terry L. Gloriod	Cash severance	$—	$—	$457,100	$—	$—	$457,100	$—	$—	$—
	Outplacement services	$—	$—	$10,500	$—	$—	$—	$—	$—	$—
	Deferred compensation benefits	$63,990	$63,990	$63,990	$63,990	$—	$63,990	$63,990	$63,990	$63,990
	Nonqualified pension benefits	$—	$2,116,875	$2,116,875	$2,116,875	$2,116,875	$2,116,875	$2,138,677	$2,138,677	$2,116,875
	Qualified pension benefits	$—	$1,434,296	$1,434,296	$1,434,296	$1,434,296	$1,434,296	$1,443,440	$1,279,579	$1,434,296
	Life insurance and Employee Assistance Program	$—	$—	$499	$—	$—	$499	$—	$—	$—
	Restricted stock units	$—	$—	$—	$—	$—	$93,716	$103,948	$103,948	$93,716

	Total	$63,990	$3,615,161	$4,083,260	$3,615,161	$3,551,171	$4,166,476	$3,750,055	$3,586,194	$3,708,877

(1)	Pension and deferred compensation amounts shown in this column assume a termination of employment (other than an involuntary termination for cause) following a change in control. Restricted stock unit amounts shown in this column are payable upon a change in control, without a termination of employment.

2009 Annual Incentive Plan

The Company adopted the 2009 annual incentive plan, which provides annual incentive compensation to eligible employees, including the named executive officers, based on the achievement of short-term financial and non-financial goals for the Company, as well as individual performance.

Amendments to the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Work Company, Inc. and its Designated Subsidiaries and the Nonqualified Deferred Compensation Plan for Non-Employee Directors of American Water Works Company, Inc.

The recent amendment to the Employee Deferred Compensation Plan provided for the one-time 5.25% contributions to the accounts of certain participants, including Mr. Correll and Ms. Wolf, which are described in Footnote 1 to the table entitled “2008 Nonqualified Deferred Compensation” above and are included in the table. In addition, the amendments to both deferred compensation plans eliminated the investment fund based on the Company’s common stock as an investment option under the plans.

Equity Award Grants

The Company granted nonqualified stock options and performance stock units to the named executive officers and other employees pursuant to the attached form award agreements. The awards will vest in three equal annual installments on January 1, 2010, January 1, 2011 and January 1, 2012, subject to continued employment through such dates. Each performance stock unit represents a contingent right to receive one share of the Company’s common stock, which will not be distributed until 2012. The actual number of performance stock units that are earned will be based on the Company’s total stockholder return relative to the performance of the Dow Jones Utility Index over the three-year performance period beginning on January 1, 2009 and ending on December 31, 2011.

The descriptions of the 2009 annual incentive plan, the amendments to the deferred compensation plans and the equity awards set forth in this Item 5.02 are general in nature and are qualified in their entirety by reference to the full text of the plan, the amendments and the form award agreements for the equity awards, respectively, filed as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	American Water Works Company, Inc. 2009 Annual Incentive Plan Highlights Brochure.

10.2	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Performance Stock Unit Grant Form for ML1-ML3B Employees.

10.3	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Performance Stock Unit Grant Form for ML4-ML5 Employees.

10.4	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Nonqualified Stock Option Grant Form for ML1-ML3B Employees.

10.5	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Nonqualified Stock Option Grant Form for ML4-ML5 Employees.

10.6	Amendment 2009-1 to the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries, effective as of February 6, 2009.

10.7	Amendment 2009-1 to the Nonqualified Deferred Compensation Plan for Non-Employee Directors of American Water Works Company, Inc., effective as of February 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2009	By:	/s/ Ellen C. Wolf
Ellen C. Wolf
Senior Vice President and Chief Financial Officer